UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2006

Avigen, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-28272	13-3647113

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway, Alameda, California	94502
(Address of principal executive offices)	(Zip Code)

(510) 7487150
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

          On May 11, 2006, Avigen issued a press release announcing it had entered into the Purchase Agreement in connection with the Private Placement, which it expects to close on May 15, 2006.  The full text of the Avigen’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Avigen, Inc. on May 11, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2006	By:	/s/ Andrew A. Sauter

Andrew A. Sauter
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Avigen, Inc. on May 11, 2006.